ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
User traffic direction fees		¥ 276,024	¥ 28,070
Payable for third-party service fee		88,498	9,439
Payable to institutional funding partners		67,434	42,654
Accrued payroll and welfare		54,552	14,681
Others		32,447	1,893
Total	$ 75,479	¥ 518,955	¥ 96,737